Mutual Investment of The Company and Telefonica In Each Other	12 Months Ended
Dec. 31, 2018
Investments accounted for using equity method [abstract]
Mutual Investment of The Company and Telefonica In Each Other
41.	MUTUAL INVESTMENT OF THE COMPANY AND TELEFÓNICA IN EACH OTHER

On September 6, 2009, the Company announced that in order to strengthen the cooperation between the Company and Telefónica, the parties entered into a strategic alliance agreement and a subscription agreement, pursuant to which each party conditionally agreed to invest an equivalent of USD1 billion in each other through an acquisition of each other’s shares.

On January 23, 2011, the Company entered into an agreement to enhance the strategic alliance with Telefónica that: (a) Telefónica would purchase ordinary shares of the Company for a consideration of USD500 million through acquisition from third parties; and (b) the Company would acquire from Telefónica 21,827,499 ordinary shares of Telefónica held in treasury (“Telefónica Treasury Shares”) for an aggregate purchase price of Euro374,559,882.84. On January 25, 2011, the Company completed the purchase of Telefónica Treasury Shares in accordance with the strategic agreement. During 2011, Telefónica completed its investment of USD500 million in the Company.

On May 14, 2012, Telefónica declared a dividend. The Company chose to implement it by means of a scrip dividend and received 1,646,269 ordinary shares of approximately RMB146 million.

As of December 31, 2018, the related financial assets at fair value through other comprehensive income amounted to approximately RMB3,698 million (2017: approximately RMB4,070 million). For the year ended December 31, 2018, the decrease in fair value of the financial assets through other comprehensive income was approximately RMB372 million (2016: decrease of approximately RMB531 million ; 2017: decrease of approximately RMB68 million), has been recorded in the consolidated statements of comprehensive income.